GABELLI EQUITY SERIES FUNDS, INC.
                 THE GABELLI SMALL CAP GROWTH FUND (THE "FUND")

                      SUPPLEMENT DATED NOVEMBER 27, 2006 TO
                       PROSPECTUSES DATED JANUARY 30, 2006



Effective November 27, 2006, the third sentence of the section entitled "Principal Investment Strategies" is revised to read as follows:

         "The Adviser currently characterizes small companies for this Fund as those with total common stock market values of $2 billion or less at the time of investment."